Supplement dated April 18, 2024 to the
Prospectus for your Variable Annuity
Issued by

EVERLAKE LIFE INSURANCE COMPANY

This supplement contains information about changes to certain Variable Sub-Accounts available in your annuity contract (“Contract”) issued by Everlake Life Insurance Company. Your Contract may not offer all of the Variable Sub-Accounts described below.

Portfolio Name Change:

Effective May 1, 2024, the name of the following Portfolio is revised as shown below:

Portfolio Current Name	Portfolio Revised Name
Delaware VIP Small Cap Value Series – Standard Class	Macquarie VIP Small Cap Value Series – Standard Class

Sub-advisor Addition:

Effective March 31, 2024, Templeton Asset Management Ltd. has been added as a Sub-advisor to the Templeton Growth VIP Fund – Class 2 Portfolio.

If you have any questions, please call us at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this supplement together with your prospectus for future reference. No other action is required of you.
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